Alan B. Miller, Esq. (AM 2817)                                     EXHIBIT 99.1
Stephen Karotkin, Esq. (SK 7357)
WEIL, GOTSHAL & MANGES LLP
Attorneys for Debtors and
  Debtors in Possession
767 Fifth Avenue
New York, New York  10153
(212) 310-8000

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                                                   :
                                                   :
         In re                                     :      Chapter 11 Case
                                                   :
MAIDENFORM WORLDWIDE, INC., ET AL.,                :      No. 97 B 44869 (CB)
                                                   :
                  Debtors.                         :      (Jointly Administered)
                                                   :


                    DEBTORS' JANUARY 1999 FINANCIAL REPORTING
                   PACKAGE PURSUANT TO UNITED STATES TRUSTEE'S
                 OPERATING GUIDELINES AND REPORTING REQUIRMENTS

Alan B. Miller, Esq. (AM 2817)
Stephen Karotkin, Esq. (SK 7357)
WEIL, GOTSHAL & MANGES LLP
Attorneys for Debtors and
  Debtors in Possession
767 Fifth Avenue
New York, New York  10153
(212) 310-8000

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                                                   :
                                                   :
         In re                                     :      Chapter 11 Case
                                                   :
MAIDENFORM WORLDWIDE, INC., ET AL.,                :      No. 97 B 44869 (CB)
                                                   :
                  Debtors.                         :      (Jointly Administered)
                                                   :


                 VERIFICATION OF DEBTORS' JANUARY 1999 FINANCIAL
                   REPORTING PACKAGE PURSUANT TO UNITED STATES
            TRUSTEE'S OPERATING GUIDELINES AND REPORTING REQUIRMENTS


         The undersigned, having reviewed the attached report and assisted in its preparation and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.




DATE:  MARCH 26, 1999                        BY:     /s/ FRANK STULL
       --------------------                       ------------------------------
                                                     Mr. Frank Stull
                                                     Chief Financial Officer

                                  CONFIDENTIAL







                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES





                    JANUARY 1999 FINANCIAL REPORTING PACKAGE

                       January Financial Reporting Package

                                    Contents



SCHEDULE                                               PAGE
--------                                               ----
January 1999 Month
         -Income Statement                                1
         -Balance Sheet                                   2
         -Cash Flow Statement                             3


                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                       JANUARY 1999 MONTH INCOME STATEMENT
                                 (in thousands)


                                                                        ACTUAL
Net sales
   Wholesale                                                          $  8,989
   Retail                                                                2,248
                                                                      --------
   Total                                                                11,237

Cost of sales                                                            7,985
                                                                      --------

Gross profit                                                             3,252
   %                                                                      28.9%

Operating expenses
   Advertising                                                             592
   Coop - advertising                                                      280
                                                                      --------
   Subtotal                                                                872
   Design                                                                  332
   General and administrative                                            1,323
   Selling                                                               1,155
   Selling - Retail                                                      1,422
   Distribution                                                            892
                                                                      --------
   Total                                                                 5,996
                                                                      --------

Loss before
   interest and taxes (EBIT)                                            (2,744)

Interest expense                                                           404
Reorganization cost                                                        150
                                                                      --------
Pretax loss                                                             (3,298)

Taxes                                                                       55
                                                                      --------
Net loss                                                              $ (3,353)
                                                                      --------
                                                                      --------

EBIT                                                                  $ (2,744)

Depreciation                                                               366
                                                                      --------

EBITDAR                                                               $ (2,378)
                                                                      --------
                                                                      --------


                                      (1)

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                    BALANCE SHEETS FOR THE PERIODS INDICATED
                                 (in thousands)


                                                                         AS OF
                                                                   JANUARY 26, 1999
                                                                   ----------------
                                                                         ACTUAL
ASSETS
Current assets
   Cash and cash equivalents                                          $   3,400
   Accounts receivable, net                                              19,174
   Inventories, net                                                      58,760
   Other current assets                                                   2,509
   Insurance receivable                                                   2,980
                                                                      ---------
          Total current assets                                           86,823
Property, plant & equipment, net                                         33,549
Other assets                                                              6,267
                                                                      ---------
   TOTAL ASSETS                                                       $ 126,639
                                                                      ---------
                                                                      ---------

LIABILITIES
Current liabilities
   Liabilities not subject to compromise
    Current Liabilities:
      Accounts payable                                                $  10,882
      Accrued expenses                                                   12,408
      Cash collateral loan                                               29,637
      Revolver                                                           10,848
                                                                      ---------
           Total current liabilities                                     63,775
   Liabilities subject to compromise                                    215,613
   Other liabilities                                                        633
                                                                      ---------
   TOTAL LIABILITIES                                                    280,021
                                                                      ---------

EQUITY

Stock                                                                         5
Paid in capital                                                          40,899
Accumulated deficit                                                    (190,856)
Other                                                                       570
Minimum Pension Liability                                                  (647)
Year to date loss                                                        (3,353)
                                                                      ---------
   TOTAL DEFICIT                                                       (153,382)
                                                                      ---------

           TOTAL LIABILITIES AND DEFICIT                              $ 126,639
                                                                      ---------
                                                                      ---------


                                      (2)

                    MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                   JANUARY 1999 MONTH STATEMENT OF CASH FLOWS
                                 (in thousands)


                                                                                               ACTUAL
OPERATING ACTIVITIES

Net loss                                                                                      $(3,353)
Adjustments to reconcile net loss to net cash
    used in operating activities:
    Depreciation and amortization                                                                 366
    Changes in operating assets and liabilities:
    Decrease in accounts receivable                                                             3,950
    Decrease (Increase) in inventories                                                            464
    Increase in prepaid expenses and other assets                                                (700)
    Increase (Decrease) in accounts payable, accrued expenses, taxes and
       sundry liabilities                                                                         462
                                                                                              -------
Net cash provided by (used in) operating activities                                             1,189
                                                                                              -------

INVESTING ACTIVITIES

Additions to property, plant and equipment (Net)                                               (1,128)
                                                                                              -------
Net cash used in investing activities                                                          (1,128)
                                                                                              -------


FINANCING ACTIVITIES

Net (repayments) borrowings under revolving credit loan                                        (1,126)
                                                                                              -------
Net cash used in financing activities                                                          (1,126)
                                                                                              -------


Decrease in cash                                                                              $(1,065)

Cash at beginning of period                                                                     4,465
                                                                                              -------
Cash at end of period                                                                         $ 3,400
                                                                                              -------
                                                                                              -------


                                      (3)